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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       __________________________________


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2003, except as to Note 20 which is as of March 11, 2003, relating to the financial statements and financial statement schedule of Waters Corporation, which appears in Waters Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 20, 2003